

Cheniere Energy, Inc.
("Cheniere")
100%
Cheniere CCH HoldCo II, LLC
(the "Issuer")
100%
Cheniere CCH HoldCo I, LLC
("CCH Direct Parent")
100%
Cheniere Corpus Christi Holdings, LLC
("CCH")
100%
100% (LP)
100%
Corpus Christi Liquefaction, LLC
Cheniere Corpus Christi Pipeline, L.P.
Corpus Christi Pipeline GP, LLC
Corpus Christi Terminal Facility
Corpus Christi Pipeline

The above diagram presents the organizational structure of Cheniere, the Issuer, CCH Direct Parent, CCH and CCH's subsidiaries as contemplated by the Note Purchase Agreement. This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere.